                                                                    EXHIBIT 10.2

                               SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT


         This Second Amendment to Employment Agreement effective as of March 1, 2001 by and between InterVoice-Brite, Inc., a Texas corporation formerly known as InterVoice, Inc. with its principal executive offices at 17811 Waterview Parkway, Dallas, Texas 75252 (the "Company") and Rob-Roy J. Graham (the "Employee").

                                   WITNESSETH:


         WHEREAS, the Employee is presently employed by the Company pursuant to that certain Employment Agreement dated as of September 1, 1998 between the Company and the Employee (as heretofore amended the "Agreement"); and

         WHEREAS, Employee and the Company desire to amend certain terms of the Agreement to, among other things, extend the term of the Agreement and adjust his compensation.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions hereinafter set forth, the parties hereto agree as follows:

         1. In Paragraph 1 of the Agreement captioned "Definitions" the definitions of "Applicable EPS Bonus Percentage" and "Applicable Revenue Bonus Percentage" are amended in their entirety to read as follows:

                  "Applicable EPS Bonus Percentage" means the percentage set forth in the right hand column below as determined (i) for the Company's fiscal year ending February 28, 2002, with reference to the Company's earnings per share for such fiscal year as set forth in the table below entitled "Applicable EPS Bonus Percentage: Fiscal 2002" and
         (ii) for the Company's fiscal year ending February 28, 2003, with reference to the increase or decrease in the Company's earnings per share between such fiscal year and the greater of $.25, or the Company's earnings per share for the fiscal year ending February 28, 2002, as set forth in the table below entitled "Applicable EPS Bonus
         Percentage: Fiscal 2003":

                  APPLICABLE EPS BONUS PERCENTAGE: FISCAL 2002


                                         Applicable EPS
        Earnings per Share               Bonus Percentage
        ------------------               ----------------
         $0.58 or more                          50%
         $0.48 to $0.57                         40%
         $0.38 to $0.47                         30%
         $0.37                                  25%
         $0.30 to $0.36                         15%
         $0.29 or less                           0%


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


                  APPLICABLE EPS BONUS PERCENTAGE: FISCAL 2003


      Increase or Decrease in Earnings
       per Share in Applicable Fiscal                   Applicable E
     Year Compared to Prior Fiscal Year                Bonus Percentage
     ----------------------------------                ----------------
         40% or more increase                                100%
         35% through 39% increase                             75%
         25% through 34% increase                             50%
         10% through 24% increase                             40%
         0% through 9% increase                               20%
         Decrease in EPS                                       0%

                  "Applicable Revenue Bonus Percentage" means the percentage set forth in the right hand column below as determined (i) for the Company's fiscal year ending February 28, 2002, with reference to the Company's total revenues for such fiscal year as set forth in the table below entitled "Applicable Revenue Bonus Percentage: Fiscal 2002" and
         (ii) for the Company's fiscal year ending February 28, 2003, with reference to the increase or decrease in the Company's total revenues between such fiscal year and the greater of $258,000,000 or the Company's total revenues for the fiscal year ending February 28, 2002 as set forth in the table below entitled "Applicable Revenue Bonus
         Percentage: Fiscal 2003":

                APPLICABLE REVENUE BONUS PERCENTAGE: FISCAL 2002


                                                           Applicable Revenue
                Total Revenue                               Bonus Percentage
                -------------                              -----------------
         $316,000,000 or greater                                   100%
         $288,000,000 to $315,999,999                               75%
         $287,000,000 to $287,999,999                               50%
         $258,000,000 to $286,999,999                               40%
         $230,000,000 to $257,999,999                               20%
         $229,999,999 or less                                        0%

                APPLICABLE REVENUE BONUS PERCENTAGE: FISCAL 2003


    Increase or Decrease in Revenues
        in Applicable Fiscal Year                      Applicable Revenue
     Compared to Prior Fiscal Year                      Bonus Percentage
    --------------------------------                   ------------------
         40% or more increase                                 100%
         35% through 39% increase                              75%
         25% through 34% increase                              50%
         10% through 24% increase                              40%
         0% through 9% increase                                20%
         Decrease in Revenues                                   0%

         2. Paragraph 3 of the Agreement captioned "Term" is hereby amended in its entirety to read as follows:


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


         3.       Term

                  The initial term of this Agreement shall be from September 1 1998 until February 28, 2003 unless sooner terminated in accordance with the provisions herein regarding termination. Subject to earlier termination as provided herein, the initial term of this Agreement shall be automatically extended for one (1) year from March 1, 2003 through February 28, 2004, unless either the Employee or the Company gives written notice of its intention not to renew this Agreement to the other six months or more prior to February 28, 2003.

         3. Paragraph 4(a) of the Agreement captioned "Base Salary" is hereby amended in its entirety to read as follows:

                  4(a) Base Salary. For all services rendered by the Employee under this Agreement, the Company shall pay the Employee a base salary of $255,375.19 per year. Such salary shall be payable in equal monthly installments in accordance with the customary payroll policies of the Company in effect at the time such payment is made, or as otherwise mutually agreed upon. Effective as of March 1 of each year during the term hereof, the Compensation Committee of the Company shall review Employee's performance for the prior fiscal year and make such adjustments in base salary from time to time at their discretion as the Employee and the Company may agree.

         4. All of the provisions of the Agreement not specifically amended, deleted or modified by this Second Amendment are hereby ratified in their entirety and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment to the Agreement as of October 31, 2001, and such Second Amendment is effective March 1, 2001.

                          INTERVOICE-BRITE, INC.

                          By: /s/ DAVID W. BRANDENBURG
                              --------------------------------------------------

                          Name: David W. Brandenburg
                                ------------------------------------------------

                          Title: Chairman, Chief Executive Officer and President
                                ------------------------------------------------


                          EMPLOYEE:


                          /s/ ROB-ROY J. GRAHAM
                          ------------------------------------------------------
                          ROB-ROY J. GRAHAM


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